Contingencies	6 Months Ended
Jun. 30, 2026
Contingencies [Abstract]
Contingencies
25.	Contingencies

On January 29, 2024, the Company was informed that Mr. Shailesh Bhushan, the former Chief Financial Officer of the Company, filed a complaint with the Employment Standards Branch of British Columbia claiming unpaid salary and invoices in the aggregate amount of CAD $271,990 from the period December 2022 through November 2023. The Company previously offered to Mr. Bhushan an annual salary of CAD $60,000 and as such, believes the claim to be frivolous, strongly disputes the amount claimed, and intends to vigorously defend itself. The Employment Standards Branch has prepared its Investigative Report in the matter and the report will be provided to the adjudicator who will determine the complaint. Following disclosure of the Investigative Report Mr. Bhushan has sought to withdraw his Employment Standards Branch complaint against the Company in order to pursue the same claims in the court action described below. The Company is objecting to Mr. Bhushan’s request to withdraw on the basis, among other things, of abuse of process. As of May 15, 2026, no decision has yet been made on the Company’s objection or the complaint.

On February 23, 2024, Mr. Bhushan filed a Notice of Civil Claim in the Supreme Court of British Columbia against Akanda alleging constructive dismissal and claiming severance pay, general damages, aggravated and punitive damages, and allegedly unpaid salary and bonus. He also seeks special costs. Mr. Bhushan has named Akanda directors Jatinder Dhaliwal, Katharyn Field, David Jenkins, and Harvinder Singh as defendants, whom he alleges are personally liable for unpaid wages. The Company and the other defendants filed their Response to Civil Claim on May 2, 2024. The Company denies all liability and takes the position that Mr. Bhushan was terminated for just cause. The Company also disputes the amounts claimed, and denies that Akanda and Halo are a common employer. The proceeding is at the discovery stage and no trial date has been set. As of May 15, 2026, to the Company’s knowledge Mr. Bhushan has not yet attempted to amend his Notice of Civil Claim to include the claims he seeks to withdraw from the Employment Standards Branch complaint. The Company intends to object to any attempt to so amend on the basis, among other things, of abuse of process.

On September 10, 2024, Dallas Dunkley filed a claim against the Company for wrongful dismissal. The Company served its Statement of Defense on November 20, 2024. The total amount claimed in the Statement of Claim is $200,000 on account of wrongful dismissal damages, damages for loss of vacation pay, and general, aggravated, and punitive damages, plus interest and costs. The Company’s position is that Mr. Dunkley was never an employee of the Company, and therefore, is not entitled to any damages. The parties have completed mediation and examinations for discovery, and a pre-trial has been scheduled for August 27, 2026. Liability is undetermined at this time in light of the early stage of litigation.

In January 2024 and January 2025, the Company received subpoenas from the SEC, Division of Enforcement. As of June 30, 2026, no provision has been recorded because the Company does not believe that a present obligation exists for which an outflow of resources is probable and can be reliably estimated; however, the ultimate outcome of the matter cannot be predicted at this time.